                        NATIONWIDE SEPARATE ACCOUNT TRUST


                                Total Return Fund
                            Capital Appreciation Fund
                              Government Bond Fund
                                Money Market Fund

                 Prospectus Supplement dated September 21, 2000
                         to Prospectus dated May 1, 2000


The disclosure on page 17 of the above noted prospectus is hereby amended to reflect that:

Effective September 1, 2000, William H. Miller became co-portfolio manager of the Total Return Fund.

The following updates the information concerning the portfolio managers for the Total Return Fund:

Portfolio Managers: Charles Bath and William H. Miller are co-portfolio managers of the Total Return Fund. Mr. Bath is also co-portfolio manager of the Nationwide Fund, which he has managed or co-managed since 1985. Mr. Bath also previously managed the Capital Appreciation Fund from 1992 to March 31, 2000. Mr. Bath has been with Villanova Mutual Fund Capital Trust ("VMF") or its predecessors since 1985. Mr. Miller also began co-managing the Nationwide Fund on September 1, 2000. Prior to joining VMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997); Vice President and Investment Manager, Janney Montgomery Scott LLC (1994-1995); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.